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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 30, 1997


                               WEST COAST BANCORP


             (Exact name of registrant as specified in its charter)


                                     OREGON
                 (State or other jurisdiction of incorporation)


                     0-10997                       93-0773000
             ----------------------     -------------------------------
            (Commission File Number)    IRS Employer Identification No.


              5335 SW Meadows Rd, Suite 201, Lake Oswego, OR 97035
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (503) 684-0884

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ITEM 5. On October 30, 1997, West Coast Bancorp, Lake Oswego, Oregon ("WCB")
entered into a definitive agreement (the "Merger Agreement") with Centennial Holdings, Ltd., Olympia, Washington ("CHL") under the terms of which CHL will be merged with and into WCB. Upon consummation of the Merger, CHL's subsidiary, Centennial Bank will operate as a separate subsidiary of WCB.

               The Merger Agreement provides that CHL's common stock will be exchanged for shares of WCB common stock pursuant to a fixed exchange ratio. Consummation of the acquisition is subject to several conditions, including receipt of applicable regulatory approvals and approval by WCB and CHL's shareholders. For additional information regarding the terms of the proposed transaction, reference is made to the press release dated October 31, 1997, which is attached as Exhibit 99 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

      (a) Financial Statements - Not Applicable.


      (b) Pro forma Financial Information - Not Applicable.


      (c) Exhibits.


         (99) Press Release dated October 30, 1997 issued by WCB to announce the execution of the Merger Agreement



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: October 31, 1997


                                      WEST COAST BANCORP


                                      By     /s/ Donald A. Kalkofen
                                        ----------------------------
                                        Donald A. Kalkofen
                                        Chief Financial Officer




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